UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 23, 2003

OUTBACK STEAKHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, 5th Floor, Tampa, FL	33607

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(813) 282-1225

Not applicable.

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1	Outback Steakhouse, Inc. excerpt from conference call held on October 23, 2003

99.2	Outback Steakhouse, Inc. press release dated October 27, 2003

Item 12.	Results of Operations and Financial Condition

On October 23, 2003, Outback Steakhouse, Inc. disclosed additional information during the conference call regarding third quarter financial results.  An excerpt from the call transcript is attached to this 8-K as Exhibit 99.1.

On October 27, 2003, Outback Steakhouse, Inc. issued a press release providing additional information regarding restatement of financial reports.  A copy of the press release is attached to this 8-K as Exhibit 99.2.

The information furnished herein, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: October 29, 2003	By:	/s/ Robert S. Merritt

Robert S. Merritt
Senior Vice President and
Chief Financial Officer